UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/HIMCO Short Duration Fund

(Class A: ASDAX)

(Class C: ASDCX)

(Class I: ASDIX)

ANNUAL REPORT

JUNE 30, 2021

AAM/HIMCO Short Duration Fund

A series of Investment Managers Series Trust

Table of Contents
Letter to Shareholders	1
Fund Performance	7
Schedule of Investments	9
Statement of Assets and Liabilities	29
Statement of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	32
Notes to Financial Statements	35
Report of Independent Registered Public Accounting Firm..	45
Supplemental Information	46
Expense Example	55

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/HIMCO Short Duration Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 609. 853.2962 Toll Free: 855.593.5150 www.aamlive.com

AAM/HIMCO Short Duration Fund

Annual Shareholder Letter: June 30, 2021

To the Shareholders and Directors of the AAM/HIMCO Short Duration Fund:

We are pleased to report that the AAM/HIMCO Short Duration Fund (the Fund) has completed its seventh year of operation and we are proud to report on our performance through the end of June 30, 2021.

For the fiscal year ending June 30, 2021 the AAM/HIMCO Short Duration Fund Class A returned 2.24% and -0.36% including applicable sales charges, Class C returned 1.47% and Class I returned 2.48%.1 The Fund’s benchmark, the Barclays 1-3 Yr U.S. Government/Credit Index, returned 0.44% over the same time period.2 From an income perspective, the SEC Yield on a subsidized basis for the Fund Class A, C and I Shares as of June 30, 2021 were 0.55%, -0.17% and 0.82%, respectively. For the same time period, on an unsubsidized basis, the SEC Yield for the Fund Class A, C and I Shares were 0.57%, -0.14% and 0.84%, respectively.3

The Fund's investment objectives are to seek to provide current income and long-term total return. We aim to achieve this by normally investing at least 65% of the Fund’s total assets in investment grade securities, with the ability to invest up to 35% of its total assets in non-investment grade securities (often called "junk bonds"), as well as bank loans and loan participation interests. Our view is that investors could benefit by having a greater opportunity set than other traditional short duration strategies. While we seek to provide enhanced income, we are also mindful of capital preservation through weaker market environments. We believe that during periods of economic expansion and rising interest rates, it may be beneficial to have greater exposure to credit risk versus interest rate risk. Conversely, during periods of economic contraction and falling interest rates, we believe having less exposure to credit risk versus interest rate risk may be beneficial.

We leverage HIMCO’s resources and investment platform, including macroeconomic and sector teams, to inform our portfolio management decisions. We manage the Fund with a balanced investment process focused on sector rotation, security selection and duration management, driven by HIMCO’s top-down view of the economy. This provides us with multiple levers to utilize in the pursuit of the Fund’s objectives across various market environments.

Market Review

The accommodative monetary policies of global central banks, coupled with significant fiscal support on the part of governments, led to a sharp recovery from the economic crisis that gripped the financial markets in the first half of 2020. The personal and economic toll that has impacted so many over the past year is still apparent and many central banks and governments have indicated they intend to remain relatively accommodative in the near-term. However, in some circles discussion and debate has recently turned to the appropriate path for the removal of accommodative policy and how both past and future stimulus will be funded. This appears particularly challenging given what has arguably become an increasingly partisan political backdrop not just within nations but also as it pertains to broader global relations. Nonetheless the accommodative backdrop has resulted in a historically strong recovery. Improving economic data, with the early stages of vaccine distributions and economies re-opening, led to upward revisions to gross domestic product (GDP) forecasts during the first half of 2021, though we would caution that some may be too optimistic given several potential headwinds on the horizon.4 The flexible average inflation-targeting (FAIT) regime announced by the Federal Open Market Committee (FOMC) last summer became a primary focus for the market.5 Stronger than expected inflationary data began to raise concerns that upward pressures were building faster than had been anticipated. In response, members of the Federal Reserve (the Fed) have consistently messaged that they remained comfortable and were willing to allow these inflationary pressures to build given their belief that they will prove to be transitory in nature.6 One area of the economy that has lagged is the employment data which has not only been below market consensus but also lower than the Fed has signaled it would want to see before it begins to taper the current quantitative easing program.7 Adding some uncertainty to the forward path of monetary policy the June 2021 FOMC meeting proved to be a little more hawkish than the market anticipated.8 The most recent FOMC dot plot, which is the expectation for the future Fed Funds Target Rate, showed that some members of the FOMC had pulled forward their guidance for an increase in interest rates.9 Concerns of a repeat of the 2013 taper tantrum10 also remained at the fore as the FOMC acknowledged that they were likely to begin discussions regarding the tapering of the current quantitative easing program in the not too distant future.11 However, members of the FOMC were quick to highlight that this will be well telegraphed and, as highlighted in the statement following the June FOMC meeting, they will continue with these purchases “until substantial further progress has been made toward the Committee’s maximum employment and price stability goals”.12 At the same meeting the Fed increased the interest rate on excess reserves (IOER) and the rate on the overnight reverse repurchase agreement operation (RRP) by 5 basis points to 0.15% and 0.05% respectively.13 This was followed up by assurances that these increases were not reflective of a monetary policy move but technical adjustments given the volume of cash in the market coupled with materially lower Treasury bill supply.14 The reduction in bill supply is a direct result of Congress having to either raise or suspend the U.S. debt limit by the end of July 2021. If Congress doesn’t raise the U.S. debt limit, then the Department of the Treasury can enact extraordinary measures as they have in the past.15 Nonetheless, we believe this is likely to be another source of volatility particularly given the arguably partisan backdrop in Washington.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

Most of the emergency programs put in place during the height of the crisis in 2020 have now been allowed to lapse or are winding down.16 This essentially leaves the tapering of the mortgage backed security (MBS) and Treasury purchase program as the final signal that the Fed is moving closer to raising rates and hence the heightened level of sensitivity in the market. These numerous programs served as a backstop providing meaningful support to the market resulting in what remains a positive technical backdrop. Over the past year to say that the supply of debt has been robust would be an understatement given record amounts of supply across many asset classes. With the indication that the Fed would remain accommodative, this supply was relatively easily absorbed with investors willing to assume more risk in the form of interest rate duration and/or lower-rated securities.

Another area that has garnered significantly more attention over the past year has been the progression of Environmental, Social and Governance (ESG) practices and disclosures. The development of reporting and adherence to requirements from both a regulatory and investor relations perspective continues to evolve presenting unique challenges to numerous sectors of the market. What is clear is that ESG has become a high priority for a broad and diverse array of interested parties many of whom may have significant differences of opinion in the ongoing pace and direction of advancement.

Illustrating the strength of the recovery over the past year, and given those inflationary concerns, we saw a material steepening of the Treasury curve as longer dated interest rates moved higher particularly during the first quarter of 2021.17 However, the second quarter of 2021 saw some reversal of that steepening given market concerns regarding new variants of the virus, the potential for delays or roll backs of economies re-opening and with that revisions for slower than anticipated GDP growth.18 Over the one-year period ending June 30, 2021, the two-year Treasury finished 10 basis points higher at 0.25%.19 The three-year followed suit ending at 0.46%, 29 basis points higher while the five-year Treasury ended 60 basis points higher at 0.89%.20 Further out the curve the ten-year Treasury moved 81 basis points higher finishing at 1.47% though off the high at the end of the first quarter 2021 when it reached 1.74%.21 The Secured Overnight Financing Rate (SOFR), one of the alternatives put forth for the replacement of LIBOR, was 5 basis points lower over the course of the year ending at 0.05%.22 It had been trading at 0.01% just prior to the aforementioned technical adjustment to IOER and RRP by the FOMC at the most recent June meeting.23 In terms of credit spreads the Bloomberg Barclays U.S. Corporate 1-5 year tightened 52 basis points to finish at a historic tight spread of 41 basis points over Treasuries.24 This is a far cry from the wide of 392 basis points at the height of the crisis in March 2020.25 The Bloomberg Barclays Ba U.S. High Yield Index also recovered meaningfully ending 256 basis points tighter at a one year low of 200 basis points.26 The wide in spread in March of 2020 was 865 basis points though the recent tight in spread just prior to the pandemic in December 2019 was 162 basis points suggesting there is the potential for some further tightening.27 However, the Bloomberg Barclays Ba U.S. High Yield Index yield of 3.04%, which is at the historic lower end of the range, is giving some investors pause for thought.28

The Fund maintained an interest rate duration29 shorter than that of the benchmark over the course of the year as the economic recovery took hold. The weighted average life30 of the portfolio remained longer than the interest rate duration reflecting our constructive view on both the credit and securitized sectors. In terms of the allocation to the spread sectors, the portfolio remained diversified31 across investment grade corporates, asset-backed securities (ABS), collateralized loan obligations (CLOs), bank loans, commercial mortgage-backed securities (CMBS) and high yield corporates. Over the course of the year we have been tactical in our sector allocations in seeking what we consider to be attractive risk-return opportunities. The Fund ended the year with no exposure to U.S. Treasuries given what we consider to be better income producing options elsewhere. The moderate cash position has allowed us the ability to efficiently reposition the portfolio during periods of market volatility while providing what we consider to be an appropriate level of liquidity. The positioning in investment grade corporates remained largely weighted to the financial sector and we have been selective within the industrial sector particularly energy and consumer cyclicals. Within the securitized sectors we have focused on investments that we believe should benefit from an improving consumer profile and on properties in the industrial and life science sectors. The CLO allocation is focused on proven managers and securities higher in the capital structure; their floating rate nature is also appealing. The high yield and bank loan positions were and remain biased to BB rated issuers with shorter-dated maturities. With the ongoing longer-term uncertainty over the impact of the virus, global supply chains, trade deals, idiosyncratic risk at the issuer level and likelihood for further bouts of market volatility, the Fund continued to have no exposure to the emerging market sector, though this is something we continue to evaluate.

As we would expect the main driver of outperformance was the exposure to the spread sectors. Out of benchmark allocations to high yield, bank loans, CMBS, ABS and CLOs were all additive. The overweight and security selection within investment grade corporates was also additive as was the underweight to U.S. Treasuries relative to the benchmark. Slightly detracting from the outperformance was the moderate allocation to cash as well as not having exposure to the emerging markets. While the duration posture of the portfolio was additive this was more than offset by the curve positioning also resulting in a slightly negative impact.

Outlook

While there are few that would disagree with the initial need for the accommodative monetary policies of global central banks, coupled with the likelihood for additional fiscal stimulus, attention is increasingly turning to the potential consequences of these ongoing policies. In terms of those consequences, inflation is certainly one that is very present at the moment. The Fed has been clear that they will be patient and tolerant of a higher level of inflation to ensure employment and GDP growth are on solid footing anchored on the belief that these inflationary pressures will be transitory. However, should they prove to be longer term in nature then the market outcome could be very different. Another consideration is that the cost of many inputs has been rising coupled with disruptions to global supply chains. These inflationary pressures may be more challenging for the Fed to alleviate relative to those caused by higher demand. It is fair to say that upcoming economic data releases and any announcements from the Fed will certainly be under the microscope.

The market had been hopeful of further fiscal stimulus though it appears that the loftier initial projections will be reduced and are now subject to extensive negotiation. While the prospect of a lower amount of stimulus may provide a smaller tail wind to the market this has been absorbed with little fanfare given that initial proposals for tax increases have also been meaningfully lowered. With attentions likely to turn to the 2022 mid-term elections the window to get this type of legislation through is likely to shorten particularly given the need for some level of bipartisan support. With this, the question of how to pay for both past and future stimulus programs is one that has effectively been pushed into the future once again though is likely to come back to the fore during the mid-term election campaigns. It should also be acknowledged that it is still to be seen what the longer-term ability of the market is to absorb what is a very high debt load across asset classes.

The distribution of vaccines, the willingness of populations to be vaccinated and the ongoing mutation of the virus are likely to continue to provide challenges to the broader reopening of the global economy. New variants have recently begun to weigh heavily on market sentiment as concerns grow that there could be further roll backs on the reopening of economies. There is also uncertainty as to how much of their elevated savings, built up over the past year, consumers are willing to spend. This is one area we are watching closely as it could disappoint the market and lead to a further lowering of some of the loftier GDP forecasts. We believe businesses are also unlikely to fully return to historic norms in terms of business activity and the multiplier effect that comes along with that until late this year if not early 2022. Another area of focus for us is the increasing attention on ESG factors. We anticipate that it will continue to garner increasing attention particularly on the part of regulators and we believe the likelihood that this focus on ESG will prove disruptive for several industries has grown markedly.

On the geopolitical front the rhetoric between the U.S. and China continues to be less than productive particularly more recently with the speech by President Xi at an event marking the centenary of the ruling Communist Party. Tensions between China and Taiwan as well as Hong Kong are increasingly elevated. It remains to be seen what the global response will be. Relations with Russia, the Middle East, North Korea, Central America and Europe are all increasingly complex diplomatic issues. Recent attention has also turned to the vulnerability of many entities to cyber-attacks which have become significantly more disruptive and concerning. We are closely monitoring the response of governments and any potential policy actions.

The release of economic data is likely to remain center stage over the coming year as we enter the next chapter of the recovery in the global economy. Investors will look to establish what the longer-term impact of the 2020 crisis has been and to what extent different sectors will be able to recover to pre-pandemic levels or how those business models may be required to evolve. It also appears that the market will challenge the policy response of central banks in the event that economic data were to surprise meaningfully to the upside which could present quite the conundrum. With the yields of many fixed income securities on the lower end of historic ranges, these securities are providing reduced income carry to offset a widening in spreads or a retracement higher in interest rates and hence our relatively cautious approach.

1.	Sales charge for Class A: 2.50%, maximum deferred sales charge 1.00%. Class C shares are subject to a contingent deferred sales charge of 1.00% when redeemed within 12 months of purchase. Sales charges do not apply to the Class I shares. Performance returns would be lower if this charge was reflected.
2.	The index is the 1-3 year component of the U.S. Government/Credit Index, which includes U.S. Treasury notes, agencies, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. It is not possible to invest directly in an index. Indices do not include cash. The AAM/HIMCO Short Duration Fund utilizes a multi-sector strategy than employs the use of substantially more fixed income sectors than are included in the index.
3.	The 30-day SEC Dividend Yield is based on the most recent 30-day period covered by the Fund’s filings with the SEC. The unsubsidized yield figure reflects the dividends and interest earned during the period, after the deduction of the Fund’s expenses, while the subsidized yield takes into account fee waivers.
4.	Bloomberg, June 30, 2021
5.	Bloomberg, June 30, 2021. Flexible Average Inflation Targeting (FAIT) seeks to achieve the inflation target of 2 percent, on average over time, which implies that if inflation has been running persistently below the target, the Federal Open Market Committee may allow inflation moderately above the target for some time to return the average to 2 percent.
6.	https://www.federalreserve.gov/newsevents/pressreleases/monetary20210428a.htm
7.	Bloomberg, June 30, 2021
8.	https://www.federalreserve.gov/monetarypolicy/fomcminutes20210616.htm
9.	https://www.federalreserve.gov/monetarypolicy/fomcprojtabl20210616.htm
10.	2013 Taper Tantrum describes the 2013 surge in U.S. Treasury yields, resulting from the Federal Reserve's (Fed) announcement of future tapering (reducing) of its policy of quantitative easing. The Fed announced that it would be reducing the pace of its purchases of Treasury bonds, to reduce the amount of money it was feeding into the economy. The ensuing rise in bond yields in reaction to the announcement was referred to as a taper tantrum in the financial media.

11.	https://www.federalreserve.gov/newsevents/pressreleases/monetary20210616a.htm
12.	https://www.federalreserve.gov/monetarypolicy/fomcminutes20210616.htm
13.	https://www.federalreserve.gov/monetarypolicy/fomcminutes20210616.htm. IOER and RRP are tools used by the Federal reserve to conduct monetary policy. IOER is the interest paid on balances that are above the level held by a bank or financial institution in excess of what is required by regulators, creditors or internal controls. Reverse repurchase agreements (RRP) is an act of buying securities with the intention of returning, or reselling, those same assets back in the future at a profit.
14.	https://www.federalreserve.gov/monetarypolicy/fomcminutes20210616.htm
15.	Bloomberg, June 30, 2021
16.	Bloomberg, June 30, 2021
17.	Bloomberg, June 30, 2021
18.	Bloomberg, June 30, 2021
19.	Bloomberg, 2-Year U.S. Treasury, June 30, 2021
20.	Bloomberg, 3-Year/5-Year U.S. Treasury, June 30, 2021
21.	Bloomberg, 10-Year U.S. Treasury, June 30, 2021
22.	Bloomberg, SOFR, June 30, 2021
23.	Bloomberg, SOFR, June 30, 2021
24.	Bloomberg Barclays, Bloomberg Barclays U.S. Credit 1-5 Year Index, June 30, 2021
25.	Bloomberg Barclays, Bloomberg Barclays U.S. Credit 1-5 Year Index, June 30, 2021
26.	Bloomberg Barclays, Bloomberg Barclays U.S. High Yield Corporate Ba Index, June 30, 2021
27.	Bloomberg Barclays, Bloomberg Barclays U.S. High Yield Corporate Ba Index, June 30, 2021
28.	Bloomberg Barclays, Bloomberg Barclays U.S. High Yield Corporate Ba Index, June 30, 2021
29.	Interest Rate Duration is a measure of the sensitivity of the price of a fixed income investment to changes in the general level of interest rates.
30.	Weighted Average Life is defined as the average time to receipt of unpaid principal of a security.
31.	Diversification cannot assure against market loss.

The views in this report were those of HIMCO, the Sub-advisor, as of June 30, 2021, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The Annual Shareholder letter is for informational purposes only and does not represent investment advice, an offer, recommendation or solicitation to buy, hold or sell any security. Any such offer may be made only by the Fund’s prospectus. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

You should carefully consider investment objectives, risks and charges and expenses of the Fund before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by visiting www.aamlive.com. Please read them carefully before you invest or send money.

This Annual Shareholder Letter is submitted for the general information of the shareholders of the Fund. This update is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Risks: A significant percentage of the Fund’s assets may be below-investment-grade securities (“high-yield securities” or “junk bonds”), which are rated lower because there is a greater possibility that the issuer may be unable to make its interest and principal payments. This Fund invests in bank loans, which carry credit risks of nonpayment of principal or interest and risks of bankruptcy, insolvency, illiquidity, and valuation. The Fund may invest in derivatives, which carry different (and possibly greater) risks than direct investments in issuers, and are very dependent upon the sub-advisor’s judgment. In addition, investments in derivative instruments are subject to the risk that the counterparty in a transaction will be unable to honor its financial obligation to the Fund. The Fund is subject to credit risk (the risk that the issuing company may not be able to pay interest and principal when due), interest rate risk (the risk that your investment may go down in value when interest rates rise), and risk of loss (the risk that you could lose money on your investment). The Fund may invest in foreign securities, which can be riskier than investments in U.S. securities (risks may include currency risk, illiquidity risks, and risks from substantially lower trading volume on foreign markets. Past Performance does not guarantee future results.

Definitions: Cash Flow is a measure of an organization's liquidity that usually consists of net income after taxes plus noncash charges against income. Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates. It measures how long it takes, in years, for an investor to be repaid the bond’s price by the bond’s total cash flows. Fed Funds Target Rate is determined by the Federal Open Market Committee (FOMC); it is the interest rate at which depository institutions trade federal funds (balances held at Federal Reserve Banks) with each other overnight. Gross Domestic Product (GDP) is the monetary value of all finished goods and services made within a country during a specific period. GDP provides an economic snapshot of a country, used to estimate the size of an economy and growth rate. Investment grade is a rating that signifies a municipal or corporate bond presents a relatively low risk of default. Different bond rating firms use different designations, consisting of the upper- and lower-case letters "A" and "B," to identify a bond's credit quality rating. London Interbank Offered Rate (LIBOR) is the benchmark interest rate at which major global lend to one another and is based on five currencies. Non-investment grade (or junk bonds) is a bond rating that signifies low credit quality with a relatively high risk of defaulting. Ratings of 'BB', 'B', 'CCC', etc. are usually considered of low credit quality. The Secured Overnight Financing Rate (SOFR) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. Spread to the difference between two prices, rates or yields. A bond spread is the difference between the yields of two bonds with differing credit ratings. The Weighted Average Life is the average time to receipt of unpaid principal of each security weighted by its respective contribution to the total market value of the fund, including principal and accrued interest.

Advisor: AAM is a SEC registered investment advisor and member FINRA/SIPC. HIMCO, the Fund’s sub-advisor, is also a SEC-registered investment adviser. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of HIMCO or AAM.

Distributor: IMST Distributors, LLC.

HIMCO is not affiliated with AAM, IMST Distributors, LLC or any of their affiliates.

Not FDIC Insured – No Bank Guarantee – May Lose Value

CRN: 2021-0817-9401 R I 21-0074

AAM/HIMCO Short Duration Fund

FUND PERFORMANCE at June 30, 2021 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index. The performance graph above is shown for the Fund’s Class I shares, Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index is the 1-3 year component of the U.S. Government/Credit Index, which includes U.S. Treasury notes, agencies, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2021	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	2.24%	2.33%	2.06%	6/30/14
Class C²	1.47%	1.57%	1.32%	6/30/14
Class I³	2.48%	2.57%	2.32%	6/30/14
After deducting maximum sales charge
Class A¹	-0.36%	1.82%	1.69%	6/30/14
Class C²	0.47%	1.57%	1.32%	6/30/14
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	0.44%	1.88%	1.70%	6/30/14

[1]	Maximum sales charge for Class A shares is 2.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of purchase.
[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.

AAM/HIMCO Short Duration Fund

FUND PERFORMANCE at June 30, 2021 (Unaudited) - Continued

Gross and net expense ratios for Class A shares were 0.89% and 0.85%, respectively, for Class C shares were 1.64% and 1.60%, respectively, and for Class I shares were 0.64% and 0.60%, respectively, which were stated in the current prospectus dated November 1, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.84%, 1.59% and 0.59% of the average daily net assets of the Fund’s Class A, Class C and Class I Shares, respectively. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until October 31, 2030, and it may be terminated before that date only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2021

Principal Amount		Value
	ASSET-BACKED SECURITIES — 15.6%
$1,200,000	AGL CLO Ltd. Series 2019-1A, Class B, 2.24% (3-Month USD Libor+205 basis points), 10/20/2032[1,2,3]	$1,201,638
	AGL Core CLO Ltd.
1,000,000	Series 2020-8A, Class B, 1.84% (3-Month USD Libor+165 basis points), 10/20/2031[1,2,3]	1,001,472
1,500,000	Series 2019-2A, Class B, 2.09% (3-Month USD Libor+190 basis points), 4/20/2032[1,2,3]	1,503,146
1,000,000	Series 2020-4A, Class XR, 0.84% (3-Month USD Libor+65 basis points), 4/20/2033[1,2,3]	999,161
	Apex Credit CLO Ltd.
1,000,000	Series 2015-2A, Class BR, 1.59% (3-Month USD Libor+140 basis points), 10/17/2026[1,2,3]	999,278
900,000	Series 2020-1A, Class A2, 2.01% (3-Month USD Libor+182 basis points), 10/20/2031[1,2,3]	903,363
1,500,000	Series 2019-2A, Class B, 2.28% (3-Month USD Libor+210 basis points), 10/25/2032[1,2,3]	1,501,899
1,000,000	Apidos CLO Series 2015-21A, Class A2R, 1.64% (3-Month USD Libor+145 basis points), 7/18/2027[1,2,3]	999,997
388,593	Apres Static CLO Ltd. Series 2019-1A, Class X, 0.93% (3-Month USD Libor+75 basis points), 10/15/2028[1,2,3]	388,600
	Ares CLO Ltd.
1,200,000	Series 2016-39A, Class A2R, 1.84% (3-Month USD Libor+165 basis points), 4/18/2031[1,2,3]	1,200,138
600,000	Series 2019-54A, Class X, 0.78% (3-Month USD Libor+60 basis points), 10/15/2032[1,2,3]	599,776
1,025,000	BlueMountain CLO Ltd. Series 2015-2A, Class BR, 1.69% (3-Month USD Libor+150 basis points), 7/18/2027[1,2,3]	1,024,952
119,643	Canyon Capital CLO Ltd. Series 2016-1A, Class X, 0.88% (3-Month USD Libor+70 basis points), 7/15/2031[1,2,3]	119,643
374,375	CARS-DB4 LP Series 2020-1A, Class A4, 3.19%, 2/15/2050[1,3]	385,541
600,000	CBAM Ltd. Series 2018-6A, Class B1R, 2.28% (3-Month USD Libor+210 basis points), 1/15/2031[1,2,3]	600,095
	Commonbond Student Loan Trust
20,990	Series 2016-B, Class B, 4.00%, 10/25/2040[1,3]	21,420
741,576	Series 2018-CGS, Class A1, 3.87%, 2/25/2046[1,3]	765,071
	CPS Auto Receivables Trust
39,052	Series 2017-B, Class D, 3.95%, 3/15/2023[1,3]	39,104
275,000	Series 2020-A, Class B, 2.36%, 2/15/2024[1,3]	276,652
430,000	Series 2019-C, Class C, 2.84%, 6/16/2025[1,3]	434,976
460,000	Series 2020-A, Class C, 2.54%, 12/15/2025[1,3]	467,391

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$245,000	CPS Auto Receivables Trust Series 2020-C, Class C, 1.71%, 8/17/2026[1,3]	$248,914
	Credit Acceptance Auto Loan Trust
1,075,000	Series 2019-1A, Class C, 3.94%, 6/15/2028[1,3]	1,108,354
885,000	Series 2019-3A, Class C, 3.06%, 3/15/2029[1,3]	914,468
450,000	Credit Acceptance Auto Loan Trust Series 2018-3A, Class C, 4.04%, 12/15/2027[1,3]	458,352
	Crown City CLO
2,000,000	Series 2020-2A, Class X, 1.00% (3-Month USD Libor+75 basis points), 1/20/2032[1,2,3]	1,998,750
2,000,000	Series 2021-1A, Class X, 0.00% (3-Month USD Libor+75 basis points), 7/20/2034*,1,2,3	2,000,000
2,500,000	Discover Card Execution Note Trust Series 2018-A2, Class A2, 0.40% (1-Month USD Libor+33 basis points), 8/15/2025[1,2]	2,511,960
903,000	Drive Auto Receivables Trust Series 2021-1, Class C, 1.02%, 6/15/2027[1]	906,884
	Dryden CLO Ltd.
1,250,000	Series 2018-61A, Class XR, 0.69% (3-Month USD Libor+50 basis points), 1/17/2032[1,2,3]	1,249,082
1,200,000	Series 2019-72A, Class XR, 1.06% (3-Month USD Libor+90 basis points), 5/15/2032[1,2,3]	1,198,795
	Earnest Student Loan Program LLC
500,071	Series 2016-C, Class B, 4.46%, 1/26/2037[1,3]	500,071
11,410	Series 2016-D, Class B, 3.80%, 1/25/2041[1,3]	11,418
	Eaton Vance CLO Ltd.
800,000	Series 2020-1A, Class B, 2.28% (3-Month USD Libor+210 basis points), 10/15/2030[1,2,3]	801,275
4,000,000	Series 2013-1A, Class AX3R, 0.83% (3-Month USD Libor+65 basis points), 1/15/2034[1,2,3]	4,000,289
900,000	Elmwood CLO V Ltd. Series 2020-2A, Class B, 2.38% (3-Month USD Libor+220 basis points), 7/24/2031[1,2,3]	900,355
	Exeter Automobile Receivables Trust
865,000	Series 2019-4A, Class C, 2.44%, 9/16/2024[1,3]	876,278
905,000	Series 2019-2A, Class D, 3.71%, 3/17/2025[1,3]	936,597
585,000	Series 2020-3A, Class C, 1.32%, 7/15/2025[1]	590,860
840,000	Series 2020-3A, Class D, 1.73%, 7/15/2026[1]	854,262
2,500,000	Extended Stay America Trust Series 2021-ESH, Class C, 0.00% (1-Month USD Libor+170 basis points), 7/15/2038*,2,3	2,509,750
1,070,000	First Investors Auto Owner Trust Series 2017-2A, Class D, 3.56%, 9/15/2023[1,3]	1,086,510
1,085,000	Flagship Credit Auto Trust Series 2019-4, Class B, 2.53%, 11/17/2025[1,3]	1,112,254
426,055	HERO Funding Trust Series 2015-2A, Class A, 3.99%, 9/20/2040[1,3]	448,501

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$900,000	Magnetite Ltd. Series 2020-28A, Class B, 1.83% (3-Month USD Libor+165 basis points), 10/25/2031[1,2,3]	$900,999
1,500,000	Mariner CLO LLC Series 2016-3A, Class BR2, 1.67% (3-Month USD Libor+150 basis points), 7/23/2029[1,2,3]	1,496,513
810,000	Mello Warehouse Securitization Trust Series 2019-2, Class D, 1.44% (1-Month USD Libor+135 basis points), 11/25/2052[1,2,3]	811,031
843,625	NADG NNN Operating LP Series 2019-1, Class A, 3.37%, 12/28/2049[1,3]	867,016
670,968	NewRez Warehouse Securitization Trust Series 2021-1, Class D, 1.49% (1-Month USD Libor+140 basis points), 5/25/2055[1,2,3]	671,799
820,000	Niagara Park Clo Ltd. Series 2019-1A, Class B, 1.99% (3-Month USD Libor+180 basis points), 7/17/2032[1,2,3]	820,133
	Oaktree CLO Ltd.
800,000	Series 2019-3A, Class B, 2.19% (3-Month USD Libor+200 basis points), 7/20/2031[1,2,3]	800,970
1,000,000	Series 2019-4A, Class B, 2.19% (3-Month USD Libor+200 basis points), 10/20/2032[1,2,3]	1,001,667
312,500	OZLM Ltd. Series 2018-20A, Class X, 0.89% (3-Month USD Libor+70 basis points), 4/20/2031[1,2,3]	312,063
	Palmer Square CLO Ltd.
187,331	Series 2018-3A, Class A1, 1.01% (3-Month USD Libor+85 basis points), 8/15/2026[1,2,3]	187,331
750,000	Series 2018-3A, Class B, 2.06% (3-Month USD Libor+190 basis points), 8/15/2026[1,2,3]	749,995
500,000	Series 2020-2A, Class A2, 2.33% (3-Month USD Libor+215 basis points), 7/15/2031[1,2,3]	500,143
	Park Avenue Institutional Advisers CLO Ltd.
1,000,000	Series 2019-1A, Class A2A, 2.16% (3-Month USD Libor+200 basis points), 5/15/2032[1,2,3]	1,000,368
2,000,000	Series 2019-2A, Class A2, 2.13% (3-Month USD Libor+195 basis points), 10/15/2032[1,2,3]	2,000,921
	Provident Funding Mortgage Warehouse Securitization Trust
1,223,529	Series 2021-1, Class C, 1.24% (1-Month USD Libor+115 basis points), 2/25/2055[1,2,3]	1,226,335
669,960	Series 2021-1, Class E, 2.09% (1-Month USD Libor+200 basis points), 2/25/2055[1,2,3]	669,626
1,500,000	Race Point CLO Ltd. Series 2015-9A, Class A2R2, 1.63% (3-Month USD Libor+145 basis points), 10/15/2030[1,2,3]	1,493,347
1,000,000	Regatta Funding Ltd. Series 2018-4A, Class A2, 2.03% (3-Month USD Libor+185 basis points), 10/25/2031[1,2,3]	1,000,142

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
	Santander Drive Auto Receivables Trust
$725,000	Series 2018-3, Class D, 4.07%, 8/15/2024[1]	$741,437
1,000,000	Series 2020-3, Class D, 1.64%, 11/16/2026[1]	1,012,832
	Signal Peak CLO Ltd
1,500,000	Series 2015-1A, Class AR2, 1.17% (3-Month USD Libor+98 basis points), 4/20/2029[1,2,3]	1,500,031
1,000,000	Series 2019-1A, Class B, 2.19% (3-Month USD Libor+200 basis points), 4/30/2032[1,2,3]	1,001,276
170,827	SoFi Professional Loan Program Series 2017-E, Class A2B, 2.72%, 11/26/2040[1,3]	173,807
550,000	Sofi Professional Loan Program LLC Series 2018-A, Class B, 3.61%, 2/25/2042[1,3]	573,907
500,000	SoFi Professional Loan Program LLC Series 2017-D, Class BFX, 3.61%, 9/25/2040[1,3]	517,560
950,000	Sound Point CLO Ltd. Series 2015-2A, Class BRR, 2.14% (3-Month USD Libor+195 basis points), 7/20/2032[1,2,3]	950,148
2,000,000	Statino Place Securitization Trust Series Series 2021-5, Class A, 0.84% (1-Month USD Libor+75 basis points), 10/6/2021[1,2,3]	2,000,050
	Station Place Securitization Trust Series
258,929	Series 2021-WL1, Class E, 2.09% (1-Month USD Libor+200 basis points), 1/26/2054[1,2,3]	258,808
685,185	Series 2021-WL1, Class F, 2.59% (1-Month USD Libor+250 basis points), 1/26/2054[1,2,3]	684,867
750,000	Series 2021-WL2, Class E, 1.59% (1-Month USD Libor+150 basis points), 3/25/2054[1,2,3]	750,020
1,190,013	Store Master Funding Series 2018-1A, Class A2, 4.29%, 10/20/2048[1,3]	1,294,100
23,389	Structured Asset Investment Loan Trust Series 2005-1, Class M2, 0.81% (1-Month USD Libor+72 basis points), 2/25/2035[1,2,3]	23,459
1,500,000	TCW CLO Ltd. Series 2017-1A, Class AR, 1.21% (3-Month USD Libor+103 basis points), 7/29/2029[1,2,3]	1,498,420
1,500,000	Venture 36 Clo Ltd. Series 2019-36A, Class A2R, 1.49% (3-Month USD Libor+140 basis points), 4/20/2032[1,2,3]	1,497,775
	Vibrant CLO Ltd.
1,100,000	Series 2017-6A, Class BR, 1.76% (3-Month USD Libor+163 basis points), 6/20/2029[1,2,3]	1,098,626
715,000	Series 2019-11A, Class A2, 2.04% (3-Month USD Libor+185 basis points), 7/20/2032[1,2,3]	715,069
	Voya CLO Ltd.
1,000,000	Series 2016-2A, Class A2R, 1.94% (3-Month USD Libor+175 basis points), 7/19/2028[1,2,3]	1,000,138
1,300,000	Series 2018-4A, Class A2AR, 1.58% (3-Month USD Libor+140 basis points), 1/15/2032[1,2,3]	1,300,791

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
	Westlake Automobile Receivables Trust
$1,000,000	Series 2019-1A, Class D, 3.67%, 3/15/2024[1,3]	$1,026,089
795,000	Series 2019-3A, Class D, 2.72%, 11/15/2024[1,3]	817,595
1,000,000	Series 2019-2A, Class D, 3.20%, 11/15/2024[1,3]	1,031,321
300,000	Series 2020-1A, Class D, 2.80%, 6/16/2025[1,3]	309,812
867,000	Series 2021-1A, Class C, 0.95%, 3/16/2026[1,3]	866,831
1,274,000	Series 2021-2A, Class E, 2.38%, 3/15/2027[1,3]	1,272,188
59,356	World Omni Select Auto Trust Series 2019-A, Class A2B, 0.41% (1-Month USD Libor+34 basis points), 8/15/2023[1,2]	59,356
	TOTAL ASSET-BACKED SECURITIES
	(Cost $82,908,129)	83,144,004

	BANK LOANS — 7.7%
1,532,351	1011778 BC ULC 1.85% (1-Month USD Libor+175 basis points), 11/19/2026[1,2,4,5]	1,513,917
371,249	Alliant Holdings Intermediate LLC 4.25% (1-Month USD Libor+375 basis points), 11/6/2027[1,2,4,6,7]	372,357
	American Airlines, Inc.
627,909	1.85% (1-Month USD Libor+175 basis points), 1/29/2027[1,2,4]	601,722
625,000	5.50% (1-Month USD Libor+475 basis points), 4/20/2028[1,2,4]	652,384
983,166	Aramark Services, Inc. 1.86% (1-Month USD Libor+175 basis points), 3/11/2025[1,2,4]	974,868
340,309	Avolon TLB Borrower 1 U.S. LLC 2.50% (3-Month USD Libor+200 basis points), 1/15/2025[1,2,4]	339,955
992,669	Axalta Coating Systems U.S. Holdings, Inc. 1.90% (3-Month USD Libor+175 basis points), 6/1/2024[1,2,4]	987,353
1,403,626	Bausch Health Cos., Inc. 3.11% (3-Month USD Libor+300 basis points), 6/1/2025[1,2,4,6,7]	1,399,155
1,230,000	Cable One, Inc. 2.09% (1-Month USD Libor+200 basis points), 5/3/2028[1,2,4]	1,227,694
1,374,663	Charter Communications Operating LLC 1.87% (1-Month USD Libor+175 basis points), 4/30/2025[1,2,4]	1,373,722
1,364,838	CSC Holdings LLC 2.32% (3-Month USD Libor+225 basis points), 7/17/2025[1,2,4]	1,349,313
994,950	DaVita, Inc. 1.85% (1-Month USD Libor+175 basis points), 8/12/2026[1,2,4]	990,238
1,022,736	Dell International LLC 2.00% (1-Month USD Libor+175 basis points), 9/19/2025[1,2,4]	1,023,693
491,250	Diamond Sports Group LLC 3.36% (1-Month USD Libor+325 basis points), 8/24/2026[1,2,4]	299,665
500,000	DT Midstream, Inc. 2.50% (1-Month USD Libor+200 basis points), 6/10/2028[1,2,4,6,7]	501,473
966,461	Elanco Animal Health, Inc. 1.84% (1-Month USD Libor+175 basis points), 8/1/2027[1,2,4]	953,076
840,690	Energizer Holdings, Inc. 2.75% (1-Month USD Libor+225 basis points), 12/22/2027[1,2,4]	840,059

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	BANK LOANS (Continued)
$1,250,000	HCA, Inc. 1.88% (1-Month USD Libor+175 basis points), 6/24/2028[1,2,4,6,7]	$1,254,531
1,501,163	Hilton Worldwide Finance LLC 1.84% (3-Month USD Libor+175 basis points), 6/21/2026[1,2,4]	1,490,708
252,171	ICON Luxembourg Sarl 2.50% (1-Month USD Libor+250 basis points), 7/1/2028[1,2,5,6,7]	252,861
62,829	Indigo Merger Sub, Inc. 2.50% (1-Month USD Libor+250 basis points), 7/1/2028[1,2,4,6,7]	63,000
997,449	JBS USA LUX S.A. 2.11% (1-Month USD Libor+200 basis points), 5/1/2026[1,2,4,5]	995,629
1,427,208	Level 3 Financing, Inc. 1.86% (1-Month USD Libor+175 basis points), 3/1/2027[1,2,4]	1,406,913
1,492,443	LPL Holdings, Inc. 1.85% (1-Month USD Libor+175 basis points), 11/12/2026[1,2,4]	1,481,019
995,835	Lumen Technologies, Inc. 2.36% (1-Month USD Libor+225 basis points), 3/15/2027[1,2,4]	983,760
662,000	Mileage Plus Holdings LLC 6.25% (1-Month USD Libor+525 basis points), 6/20/2027[1,2,4]	707,890
1,647,250	Navistar, Inc. 3.60% (3-Month USD Libor+350 basis points), 11/6/2024[1,2,4]	1,650,544
997,462	ON Semiconductor Corp. 2.11% (1-Month USD Libor+200 basis points), 9/19/2026[1,2,4]	994,814
961,000	PetSmart, Inc. 2.25% (1-Month USD Libor+375 basis points), 2/12/2028[1,2,4]	962,922
958,819	Resideo Funding, Inc. 2.75% (1-Month USD Libor+225 basis points), 2/12/2028[1,2,4]	958,819
696,410	SBA Senior Finance II LLC 1.86% (1-Month USD Libor+175 basis points), 4/11/2025[1,2,4]	691,333
1,067,359	Scientific Games International, Inc. 2.86% (1-Month USD Libor+275 basis points), 8/14/2024[1,2,4]	1,060,987
192,462	Serta Simmons Bedding LLC 3.50% (3-Month USD Libor+350 basis points), 11/8/2023[1,2,4]	132,318
	Sinclair Television Group, Inc.
129,614	2.36% (3-Month USD Libor+225 basis points), 1/3/2024[1,2,4]	128,642
498,128	2.61% (1-Month USD Libor+250 basis points), 7/18/2026[1,2,4]	492,135
1,427,000	SkyMiles IP Ltd. 4.75% (3-Month USD Libor+375 basis points), 10/20/2027[1,2,4,5,6,7]	1,509,145
449,740	Spirit AeroSystems, Inc. 6.00% (1-Month USD Libor+525 basis points), 1/15/2025[1,2,4]	454,051
1,428,965	SS&C Technologies, Inc. 1.85% (1-Month USD Libor+175 basis points), 4/16/2025[1,2,4]	1,415,233
408,860	Telesat LLC 2.86% (1-Month USD Libor+275 basis points), 12/7/2026[1,2,4]	385,265
490,006	TransDigm, Inc. 2.36% (3-Month USD Libor+250 basis points), 6/9/2023[1,2,4]	483,332
370,073	United Airlines, Inc. 4.50% (1-Month USD Libor+375 basis points), 4/21/2028[1,2,4]	375,444

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	BANK LOANS (Continued)
$1,300,000	VICI Properties 1 LLC 1.84% (1-Month USD Libor+175 basis points), 12/20/2024[1,2,4]	$1,290,919
998,000	Virgin Media Bristol LLC 2.57% (1-Month USD Libor+250 basis points), 1/3/2028[1,2,4]	990,171
1,181,637	Vistra Operations Co. LLC 0.00% (1-Month USD Libor+175 basis points), 12/31/2025*,1,2,4	1,174,766
1,100,025	WEI Sales LLC 3.11% (1-Month USD Libor+300 basis points), 3/29/2025[1,2,4]	1,104,150
607,137	Western Digital Corp. 1.84% (1-Month USD Libor+175 basis points), 4/29/2023[1,2,4]	607,841
	TOTAL BANK LOANS
	(Cost $41,104,799)	40,899,786

	COLLATERALIZED MORTGAGE OBLIGATIONS — 4.5%
	Angel Oak Mortgage Trust
1,425,346	Series 2019-5, Class A3, 2.92%, 10/25/2049[1,3,8]	1,431,770
162,209	Series 2019-3, Class A3, 3.24%, 5/25/2059[1,3,8]	162,749
695,401	Series 2019-6, Class A3, 2.93%, 11/25/2059[1,3,8]	699,495
767,965	Series 2020-1, Class A3, 2.77%, 12/25/2059[1,3,8]	772,278
321,755	Series 2020-5, Class A3, 2.04%, 5/25/2065[1,3,8]	323,962
724,446	Series 2020-4, Class M1, 3.80%, 6/25/2065[1,3,8]	747,634
245,000	Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, Class A1, 3.00%, 9/25/2064[1,3,8]	252,603
	COLT Mortgage Loan Trust
557,134	Series 2019-3, Class A1, 2.76%, 8/25/2049[1,3,8]	557,109
1,611,850	Series 2019-4, Class M1, 3.19%, 11/25/2049[1,3,8]	1,615,901
	Deephaven Residential Mortgage Trust
703,591	Series 2019-3A, Class A1, 2.96%, 7/25/2059[1,3,8]	705,675
324,317	Series 2019-4A, Class A3, 3.05%, 10/25/2059[1,3,8]	326,445
876,143	Series 2020-1, Class A3, 2.65%, 1/25/2060[1,3,8]	882,927
	Ellington Financial Mortgage Trust
1,918,667	Series 2020-1, Class A2, 3.15%, 5/25/2065[1,3,8]	1,957,466
405,903	Series 2020-2, Class A2, 1.49%, 10/25/2065[1,3,8]	406,237
834,632	Series 2021-1, Class A3, 1.11%, 2/25/2066[1,3,8]	832,229
258,780	Freddie Mac STACR Remic Trust Series 2020-DNA2, Class M1, 0.84% (1-Month USD Libor+75 basis points), 2/25/2050[1,2,3]	258,780
568,277	FWD Securitization Trust Series 2020-INV1, Class A1, 2.24%, 1/25/2050[1,3,8]	576,000
1,110,268	GCAT Trust Series 2019-NQM2, Class A3, 3.16%, 9/25/2059[1,3,9]	1,110,506
714,986	Homeward Opportunities Fund I Trust Series 2018-2, Class A3, 4.24%, 11/25/2058[1,3,8]	724,853
	New Residential Mortgage Loan Trust
282,039	Series 2020-NQM1, Class A2, 2.72%, 1/26/2060[1,3,8]	284,795
564,077	Series 2020-NQM1, Class A3, 2.77%, 1/26/2060[1,3,8]	569,039
	Residential Mortgage Loan Trust

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$392,986	Series 2019-2, Class A3, 3.22%, 5/25/2059[1,3,8]	$398,447
643,909	Series 2019-3, Class A3, 3.04%, 9/25/2059[1,3,8]	651,931
1,026,131	Series 2020-2, Class A3, 2.91%, 5/25/2060[1,3,8]	1,053,978
513,236	Series 2021-1R, Class A3, 1.20%, 1/25/2065[1,3,8]	512,081
	SG Residential Mortgage Trust
817,828	Series 2019-3, Class A2, 2.88%, 9/25/2059[1,3,8]	821,635
846,467	Series 2019-3, Class A3, 3.08%, 9/25/2059[1,3,8]	851,048
1,700,000	Series 2021-1, Class A3, 1.56%, 7/25/2061[1,3,8]	1,698,627
	Spruce Hill Mortgage Loan Trust
106,913	Series 2019-SH1, Class A3, 3.65%, 4/29/2049[1,3,8]	108,036
535,858	Series 2020-SH1, Class A1, 2.52%, 1/28/2050[1,3,8]	543,642
613,313	Series 2020-SH1, Class A3, 2.83%, 1/28/2050[1,3,8]	621,319
1,432,914	STAR Trust Series 2021-1, Class A1, 1.22%, 5/25/2065[1,3,8]	1,436,626
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $23,958,680)	23,895,823
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.3%
9,000,000	BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class XB, 0.23%, 4/14/2033[1,3,8,10]	44,622
900,000	BB-UBS Trust Series 2012-SHOW, Class E, 4.16%, 11/5/2036[1,3,8]	761,582
1,500,000	BFLD Trust Series 2020-EYP, Class D, 3.02% (1-Month USD Libor+295 basis points), 10/15/2035[2,3]	1,513,242
	BX Commercial Mortgage Trust
1,473,617	Series 2020-FOX, Class E, 3.67% (1-Month USD Libor+360 basis points), 11/15/2032[2,3]	1,480,080
1,810,531	Series 2019-XL, Class G, 2.37% (1-Month USD Libor+230 basis points), 10/15/2036[2,3]	1,811,102
1,940,976	Series 2020-BXLP, Class F, 2.07% (1-Month USD Libor+200 basis points), 12/15/2036[2,3]	1,940,974
1,000,000	Series 2018-BIOA, Class C, 1.19% (1-Month USD Libor+112 basis points), 3/15/2037[2,3]	1,001,255
1,500,000	Series 2020-VKNG, Class E, 2.17% (1-Month USD Libor+210 basis points), 10/15/2037[2,3]	1,503,081
1,400,000	Series 2021-VINO, Class E, 2.03% (1-Month USD Libor+195 basis points), 5/15/2038[2,3]	1,400,001
	BX Trust
1,000,000	Series 2021-MFM1, Class D, 1.57% (1-Month USD Libor+150 basis points), 1/15/2034[2,3]	1,000,000
1,500,000	Series 2019-RP, Class A, 1.12% (1-Month USD Libor+104 basis points), 6/15/2034[1,2,3]	1,499,097
1,200,000	Series 2021-LBA, Class FJV, 2.47% (1-Month USD Libor+240 basis points), 2/15/2036[2,3]	1,201,075
1,200,000	Series 2021-LBA, Class FV, 2.47% (1-Month USD Libor+240 basis points), 2/15/2036[2,3]	1,201,075

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$1,600,000	Series 2021-SOAR, Class F, 2.45% (1-Month USD Libor+235 basis points), 6/15/2038[2,3]	$1,601,918
600,000	CAMB Commercial Mortgage Trust Series 2019-LIFE, Class F, 2.62% (1-Month USD Libor+255 basis points), 12/15/2037[2,3]	601,495
997,801	Cantor Commercial Real Estate Lending Series 2019-CF1, Class A1, 2.85%, 5/15/2052[1]	1,023,488
2,442,825	CFCRE Commercial Mortgage Trust Series 2016-C3, Class XA, 1.15%, 1/10/2048[1,8,10]	94,366
608,878	Citigroup Commercial Mortgage Trust Series 2016-P5, Class A2, 2.40%, 10/10/2049[1]	611,607
1,965,981	Cold Storage Trust Series 2020-ICE5, Class E, 2.84% (1-Month USD Libor+277 basis points), 11/15/2037[2,3]	1,974,610
	COMM Mortgage Trust
1,000,000	Series 2021-LBA, Class F, 2.42% (1-Month USD Libor+235 basis points), 3/15/2038[1,2,3]	999,999
1,275,725	Series 2013-CR12, Class A3, 3.77%, 10/10/2046[1]	1,338,276
940,638	Series 2014-CR19, Class XA, 1.12%, 8/10/2047[1,8,10]	23,202
1,530,000	Series 2015-DC1, Class AM, 3.72%, 2/10/2048[1]	1,641,448
600,402	Series 2016-COR1, Class A2, 2.50%, 10/10/2049[1]	602,700
	CSMC 2020-NET
7,340,646	Series 2020-NET, Class X, 1.38%, 8/15/2037[3,8,10]	350,105
1,400,000	Series 2020-NET, Class B, 2.82%, 8/15/2037[3]	1,455,871
	Fannie Mae-Aces
18,831	Series 2013-M5, Class X2, 2.58%, 1/25/2022[8,10]	135
16,113,225	Series 2014-M8, Class X2, 0.40%, 6/25/2024[8,10]	193,552
	Freddie Mac Multifamily Structured Pass-Through Certificates
4,600,000	Series K723, Class XAM, 0.98%, 9/25/2023[1,8,10]	77,160
5,379,800	Series K044, Class X1, 0.85%, 1/25/2025[1,8,10]	112,013
2,300,000	Series K721, Class X3, 1.34%, 11/25/2042[1,8,10]	35,604
900,000	Series K043, Class X3, 1.69%, 2/25/2043[1,8,10]	46,791
2,900,000	Series K046, Class X3, 1.56%, 4/25/2043[1,8,10]	149,191
900,000	Series K050, Class X3, 1.61%, 10/25/2043[1,8,10]	53,267
1,100,000	Series K052, Class X3, 1.67%, 1/25/2044[1,8,10]	71,423
1,721,882	Series K097, Class X3, 2.09%, 9/25/2046[1,8,10]	243,943
240,000	FREMF Mortgage Trust Series 2015-K721, Class B, 3.67%, 11/25/2047[1,3,8]	247,606
	Government National Mortgage Association
5,460,186	Series 2013-139, Class IO, 0.22%, 10/16/2054[1,8,10]	111,219
646,847	Series 2013-175, Class IO, 0.33%, 5/16/2055[1,8,10]	7,670
458,642	Series 2014-120, Class IO, 0.61%, 4/16/2056[1,8,10]	11,360
4,961,782	Series 2017-185, Class IO, 0.52%, 4/16/2059[1,8,10]	226,337
4,151,277	Series 2017-169, Class IO, 0.60%, 1/16/2060[1,8,10]	200,548
4,444,421	Series 2018-41, Class IO, 0.69%, 5/16/2060[1,8,10]	251,261
6,837,658	Series 2018-52, Class IO, 0.54%, 7/16/2060[1,8,10]	345,056
4,112,247	Series 2019-8, Class IO, 0.57%, 11/16/2060[1,8,10]	272,358

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$26,252,241	Series 2020-8, Class IO, 0.62%, 1/16/2062[1,8,10]	$1,629,477
253,374	GS Mortgage Securities Trust Series 2012-GC6, Class A3, 3.48%, 1/10/2045[1]	253,836
388,070	JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class A1, 1.97%, 9/15/2050[1]	389,985
	KGS-Alpha SBA COOF Trust
969,382	Series 2015-1, Class A, 1.32%, 10/25/2035[1,3,8,10,11]	34,383
745,493	Series 2014-3, Class A, 1.56%, 5/25/2039[1,3,8,10,11]	26,442
94,406	Series 2015-2, Class A, 3.53%, 7/25/2041[1,3,8,10,11]	5,664
1,500,000	Life Mortgage Trust Series 2021-BMR, Class F, 2.42% (1-Month USD Libor+235 basis points), 3/15/2038[2,3]	1,504,661
600,000	MHC Commercial Mortgage Trust Series 2021-MHC, Class F, 2.67% (1-Month USD Libor+260 basis points), 4/15/2038[2,3]	600,938
1,063,368	Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A3, 2.66%, 2/15/2046[1]	1,074,370
	Morgan Stanley Capital I Trust
700,000	Series 2015-MS1, Class A2, 3.26%, 5/15/2048[1]	714,559
510,000	Series 2017-HR2, Class A2, 3.35%, 12/15/2050[1]	524,440
343,070	Morgan Stanley Capital I Trust Series 2012-STAR, Class XA1, 1.97%, 8/5/2034[3,8,10]	2,766
1,675,102	Starwood Mortgage Residential Trust Series 2018-IMC2, Class A3, 4.38%, 10/25/2048[1,3,8]	1,696,074
12,346,715	UBS Commercial Mortgage Trust Series 2019-C18, Class XA, 1.17%, 12/15/2052[1,8,10]	809,908
2,358,718	Wells Fargo Commercial Mortgage Trust Series 2015-LC22, Class XA, 0.93%, 9/15/2058[1,8,10]	64,596
	WFRBS Commercial Mortgage Trust
3,865	Series 2011-C4, Class A4, 4.90%, 6/15/2044[1,3,8]	3,863
1,500,000	Series 2014-C19, Class AS, 4.27%, 3/15/2047[1]	1,609,368
1,000,000	Series 2014-C21, Class AS, 3.89%, 8/15/2047[1]	1,055,301
815,000	Series 2014-C25, Class AS, 3.98%, 11/15/2047[1]	880,032
	WFRBS Commercial Mortgage Trust
3,200,000	Series 2014-C21, Class XB, 0.80%, 8/15/2047[1,8,10]	60,870
6,400,000	Series 2014-C22, Class XB, 0.50%, 9/15/2057[1,8,10]	82,688
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $43,918,045)	44,356,986

	CORPORATE BONDS — 51.4%
	COMMUNICATIONS — 2.7%
369,000	AMC Networks, Inc. 4.75%, 8/1/2025[1]	378,852
270,000	AMC Networks, Inc. 5.00%, 4/1/2024[1]	273,434
3,000,000	AT&T, Inc. 0.69% (SOFR Rate+64 basis points), 3/25/2024[1,2]	3,006,906

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	COMMUNICATIONS (Continued)
$779,000	Level 3 Financing, Inc. 4.63%, 9/15/2027[1,3]	$808,540
500,000	Netflix, Inc. 4.38%, 11/15/2026	568,610
	NTT Finance Corp.
1,710,000	0.37%, 3/3/2023[3,5]	1,710,120
2,140,000	0.58%, 3/1/2024[3,5]	2,137,057
14,375	Sprint Spectrum Co. LLC 3.36%, 3/20/2023[3]	14,447
	T-Mobile USA, Inc.
231,000	4.50%, 2/1/2026[1]	235,417
1,505,000	2.25%, 2/15/2026[1]	1,516,287
	Verizon Communications, Inc.
500,000	1.12% (3-Month USD Libor+100 basis points), 3/16/2022[2]	503,425
2,705,000	0.55% (SOFR Rate+50 basis points), 3/22/2024[2]	2,725,342
700,000	Walt Disney Co. 0.38% (3-Month USD Libor+25 basis points), 9/1/2021[2]	700,310
		14,578,747

	CONSUMER DISCRETIONARY — 3.6%
1,600,000	BMW U.S. Capital LLC 0.58% (SOFR Rate+53 basis points), 4/1/2024[2,3]	1,613,689
1,000,000	Delta Air Lines, Inc. 3.63%, 3/15/2022[1]	1,014,054
	ERAC USA Finance LLC
1,500,000	3.30%, 10/15/2022[3]	1,553,364
2,500,000	2.70%, 11/1/2023[1,3]	2,610,425
900,000	Ford Motor Credit Co. LLC 4.37%, 8/6/2023	950,400
	General Motors Financial Co., Inc.
1,000,000	4.20%, 11/6/2021	1,013,090
1,000,000	3.15%, 6/30/2022[1]	1,023,929
500,000	Hilton Domestic Operating Co., Inc. 5.37%, 5/1/2025[1,3]	526,250
1,000,000	Hyundai Capital America 1.14% (3-Month USD Libor+94 basis points), 7/8/2021[2,3]	1,000,119
788,000	International Game Technology PLC 4.13%, 4/15/2026[1,3,5]	820,505
238,000	MGM Resorts International 6.00%, 3/15/2023	254,589
600,000	Prime Security Services Borrower LLC / Prime Finance, Inc. 5.25%, 4/15/2024[3]	642,918
140,000	Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.87%, 4/15/2023[1,3,5]	149,464
2,000,000	Toyota Motor Credit Corp. 0.49% (3-Month USD Libor+29 basis points), 10/7/2021[2]	2,001,826

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$64,000	United Airlines, Inc. 4.37%, 4/15/2026[1,3]	$66,240
	Volkswagen Group of America Finance LLC
3,000,000	1.11% (3-Month USD Libor+94 basis points), 11/12/2021[2,3]	3,009,909
1,000,000	4.00%, 11/12/2021[3]	1,013,920
		19,264,691

	CONSUMER STAPLES — 1.6%
	7-Eleven, Inc.
3,000,000	0.61% (3-Month USD Libor+45 basis points), 8/10/2022[1,2,3]	3,001,200
1,000,000	0.80%, 2/10/2024[1,3]	997,593
	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC
500,000	3.50%, 2/15/2023[1,3]	513,255
400,000	3.25%, 3/15/2026[1,3]	406,920
1,000,000	General Mills, Inc. 1.20% (3-Month USD Libor+101 basis points), 10/17/2023[2]	1,017,686
233,000	Lamb Weston Holdings, Inc. 4.88%, 11/1/2026[1,3]	240,864
2,000,000	Liberty Mutual Group, Inc. 4.25%, 6/15/2023[3]	2,135,896
		8,313,414

	ENERGY — 3.5%
	Buckeye Partners LP
307,000	4.13%, 3/1/2025[1,3]	318,129
908,000	3.95%, 12/1/2026[1]	923,890
447,000	Cheniere Energy Partners LP 5.62%, 10/1/2026[1]	463,763
786,000	CrownRock LP / CrownRock Finance, Inc. 5.62%, 10/15/2025[1,3]	813,510
	DCP Midstream Operating LP
520,000	3.88%, 3/15/2023[1]	539,500
513,000	5.38%, 7/15/2025[1]	571,328
192,000	Devon Energy Corp. 5.25%, 9/15/2024[1,3]	213,988
2,000,000	Diamondback Energy, Inc. 0.90%, 3/24/2023[1]	2,000,680
1,142,000	Endeavor Energy Resources LP / EER Finance, Inc. 5.50%, 1/30/2026[1,3]	1,186,252
	Energy Transfer LP
2,000,000	3.45%, 1/15/2023[1]	2,068,386
320,000	4.25%, 3/15/2023[1]	335,727
	EQT Corp.
689,000	7.62%, 2/1/2025[1]	803,712
777,000	3.13%, 5/15/2026[1,3]	794,257

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	ENERGY (Continued)
$2,000,000	MPLX LP 1.22% (3-Month USD Libor+110 basis points), 9/9/2022[1,2]	$2,001,276
1,000,000	Occidental Petroleum Corp. 1.61% (3-Month USD Libor+145 basis points), 8/15/2022[1,2]	995,036
	PDC Energy, Inc.
519,000	6.12%, 9/15/2024[1]	530,781
259,000	5.75%, 5/15/2026[1]	270,572
2,000,000	Phillips 66 0.78% (3-Month USD Libor+62 basis points), 2/15/2024[1,2]	2,002,610
332,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 5.50%, 9/15/2024[1,3]	336,522
1,000,000	Western Midstream Operating LP 3.95%, 6/1/2025[1]	1,039,050
165,000	Williams Cos., Inc. 3.70%, 1/15/2023[1]	171,808
		18,380,777

	FINANCIALS — 27.2%
	American Express Co.
1,000,000	0.77% (3-Month USD Libor+62 basis points), 5/20/2022[1,2]	1,004,357
1,500,000	0.79% (3-Month USD Libor+65 basis points), 2/27/2023[1,2]	1,512,220
860,000	0.93% (3-Month USD Libor+75 basis points), 8/3/2023[1,2]	870,460
577,000	Avolon Holdings Funding Ltd. 3.95%, 7/1/2024[1,3,5]	615,466
	Bank of America Corp.
2,000,000	3.00% (3-Month USD Libor+79 basis points), 12/20/2023[1,8]	2,072,520
2,000,000	0.71% (SOFR Rate+69 basis points), 4/22/2025[1,2]	2,011,182
4,000,000	Bank of Montreal 0.29% (SOFR Rate+27 basis points), 4/14/2023[2,5]	4,004,320
2,000,000	Bank of New York Mellon Corp. 0.28% (SOFR Rate+26 basis points), 4/26/2024[1,2]	2,003,810
	Bank of Nova Scotia
3,000,000	0.59% (SOFR Rate+55 basis points), 9/15/2023[2,5]	3,022,077
3,000,000	0.46% (SOFR Rate+45 basis points), 4/15/2024[2,5]	3,011,238
1,000,000	Barclays Bank PLC 1.70%, 5/12/2022[1,5]	1,011,346
	Barclays PLC
1,000,000	1.54% (3-Month USD Libor+138 basis points), 5/16/2024[1,2,5]	1,018,192
1,330,000	1.01% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year+80 basis points), 12/10/2024[1,5,8]	1,335,151
2,250,000	BBVA USA 2.87%, 6/29/2022[1]	2,303,172
3,000,000	Canadian Imperial Bank of Commerce 0.38% (SOFR Rate+34 basis points), 6/22/2023[2,5]	3,002,820
2,000,000	Capital One Financial Corp. 2.60%, 5/11/2023[1]	2,076,568

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$2,000,000	Capital One N.A. 2.15%, 9/6/2022[1]	$2,038,084
4,665,000	Charles Schwab Corp. 0.55% (SOFR Rate+50 basis points), 3/18/2024[1,2]	4,695,962
	Citigroup, Inc.
1,500,000	1.37% (3-Month USD Libor+119 basis points), 8/2/2021[2]	1,501,557
500,000	1.20% (3-Month USD Libor+107 basis points), 12/8/2021[1,2]	501,818
3,000,000	1.16% (3-Month USD Libor+102 basis points), 6/1/2024[1,2]	3,043,893
2,000,000	0.69% (SOFR Rate+67 basis points), 5/1/2025[1,2]	2,008,990
	Citizens Bank N.A.
2,000,000	0.87% (3-Month USD Libor+72 basis points), 2/14/2022[1,2]	2,006,802
1,000,000	1.10% (3-Month USD Libor+95 basis points), 3/29/2023[1,2]	1,012,318
1,000,000	Citizens Financial Group, Inc. 4.15%, 9/28/2022[3]	1,039,651
	Credit Suisse A.G.
1,000,000	2.10%, 11/12/2021[5]	1,006,835
2,000,000	0.47% (SOFR Rate+45 basis points), 2/4/2022[2,5]	2,003,262
	Credit Suisse Group A.G.
435,000	3.57%, 1/9/2023[1,3,5]	441,875
2,000,000	1.36% (3-Month USD Libor+124 basis points), 6/12/2024[1,2,3,5]	2,030,884
	Danske Bank A/S
1,000,000	5.00%, 1/12/2022[3,5]	1,023,183
2,000,000	1.18% (3-Month USD Libor+106 basis points), 9/12/2023[2,3,5]	2,022,054
2,000,000	1.17% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year+103 basis points), 12/8/2023[1,3,5,8]	2,009,866
2,000,000	Deutsche Bank A.G. 0.90%, 5/28/2024[5]	1,991,922
2,000,000	Discover Bank 3.20%, 8/9/2021[1]	2,001,294
2,375,000	Fidelity National Information Services, Inc. 0.37%, 3/1/2023	2,371,715
422,000	Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/1/2025[1,3]	438,353
	Goldman Sachs Group, Inc.
1,000,000	5.75%, 1/24/2022	1,030,970
1,000,000	0.43% (SOFR Rate+41 basis points), 1/27/2023[1,2]	1,000,689
1,000,000	0.90% (3-Month USD Libor+75 basis points), 2/23/2023[2]	1,008,864
3,000,000	0.56% (SOFR Rate+54 basis points), 11/17/2023[1,2]	3,001,764
3,000,000	HSBC Holdings PLC 1.16% (3-Month USD Libor+100 basis points), 5/18/2024[1,2,5]	3,038,646
4,004,000	ING Groep N.V. 1.30% (3-Month USD Libor+115 basis points), 3/29/2022[2,5]	4,036,428
	JPMorgan Chase & Co.
3,075,000	0.62% (SOFR Rate+58 basis points), 3/16/2024[1,2]	3,091,500
3,000,000	1.06% (3-Month USD Libor+89 basis points), 7/23/2024[1,2]	3,039,675
	KeyBank N.A.

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$1,670,000	0.84% (3-Month USD Libor+66 basis points), 2/1/2022[2]	$1,676,141
3,000,000	0.37% (SOFR Rate+32 basis points), 6/14/2024[1,2]	3,004,518
	Lloyds Banking Group PLC
1,750,000	2.86% (3-Month USD Libor+125 basis points), 3/17/2023[1,5,8]	1,779,862
1,740,000	1.33% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year+110 basis points), 6/15/2023[1,5,8]	1,753,868
660,000	Metropolitan Life Global Funding I 0.59% (SOFR Rate+57 basis points), 1/13/2023[2,3]	663,894
1,000,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc. 5.62%, 5/1/2024[1]	1,082,952
	Morgan Stanley
2,500,000	2.62%, 11/17/2021	2,522,530
3,000,000	0.53% (SOFR Rate+45 basis points), 1/25/2024[1,8]	2,998,800
4,000,000	National Bank of Canada 0.32% (SOFR Rate+30 basis points), 5/16/2023[1,2,5]	4,000,704
	Natwest Group PLC
750,000	1.63% (3-Month USD Libor+147 basis points), 5/15/2023[1,2,5]	757,927
1,000,000	1.70% (3-Month USD Libor+155 basis points), 6/25/2024[1,2,5]	1,022,665
	NatWest Markets PLC
1,000,000	1.71% (SOFR Rate+166 basis points), 9/29/2022[2,3,5]	1,018,275
2,000,000	3.62%, 9/29/2022[3,5]	2,079,896
758,000	Navient Corp. 6.12%, 3/25/2024	818,079
	New York Life Global Funding
2,940,000	0.24% (SOFR Rate+22 basis points), 2/2/2023[2,3]	2,942,690
2,000,000	0.33% (SOFR Rate+31 basis points), 4/26/2024[2,3]	2,005,700
1,200,000	Northwestern Mutual Global Funding 0.38% (SOFR Rate+33 basis points), 3/25/2024[2,3]	1,202,790
	OneMain Finance Corp.
300,000	6.12%, 5/15/2022	311,625
500,000	5.62%, 3/15/2023	535,430
371,000	3.50%, 1/15/2027[1]	373,783
330,000	PRA Group, Inc. 7.37%, 9/1/2025[1,3]	355,988
1,300,000	Protective Life Global Funding 1.08%, 6/9/2023[3]	1,315,255
458,000	RLJ Lodging Trust LP 3.75%, 7/1/2026[1,3]	462,580
	Santander Holdings USA, Inc.
1,980,000	4.45%, 12/3/2021[1]	2,006,940
1,000,000	3.40%, 1/18/2023[1]	1,041,043
	SLM Corp.
76,000	5.12%, 4/5/2022[1]	77,425
245,000	4.20%, 10/29/2025[1]	263,681
	Standard Chartered PLC

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$1,175,000	1.32% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year+117 basis points), 10/14/2023[1,3,5,8]	$1,185,117
1,500,000	0.99% (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 1 Year+78 basis points), 1/12/2025[1,3,5,8]	1,495,281
	Sumitomo Mitsui Financial Group, Inc.
500,000	0.97% (3-Month USD Libor+78 basis points), 7/12/2022[2,5]	503,329
2,094,000	0.93% (3-Month USD Libor+74 basis points), 1/17/2023[2,5]	2,111,998
	Toronto-Dominion Bank
1,175,000	0.50% (SOFR Rate+48 basis points), 1/27/2023[2,5]	1,181,078
2,000,000	0.25% (SOFR Rate+22 basis points), 6/2/2023[2,5]	2,001,760
1,000,000	0.50% (SOFR Rate+45 basis points), 9/28/2023[2,5]	1,006,097
3,000,000	Truist Financial Corp. 0.43% (SOFR Rate+40 basis points), 6/9/2025[1,2]	2,998,800
5,000,000	UBS A.G. 0.38% (SOFR Rate+36 basis points), 2/9/2024[2,3,5]	5,015,750
500,000	UBS Group A.G. 1.37% (3-Month USD Libor+122 basis points), 5/23/2023[1,2,3,5]	504,714
888,000	VICI Properties LP / VICI Note Co., Inc. 3.50%, 2/15/2025[1,3]	905,529
2,345,000	Zions Bancorp N.A. 3.50%, 8/27/2021	2,356,014
		144,654,261

	HEALTH CARE — 3.0%
1,000,000	AbbVie, Inc. 2.15%, 11/19/2021	1,007,158
835,000	Astrazeneca Finance LLC 0.70%, 5/28/2024[1]	834,140
584,000	Bausch Health Cos, Inc. 5.50%, 11/1/2025[1,3,5]	599,184
1,500,000	Bayer U.S. Finance II LLC 3.87%, 12/15/2023[1,3]	1,606,225
500,000	Becton, Dickinson and Co. 1.16% (3-Month USD Libor+103 basis points), 6/6/2022[2]	504,339
1,845,000	Centene Corp. 5.37%, 8/15/2026[1,3]	1,928,025
	Cigna Corp.
535,000	3.00%, 7/15/2023[1]	560,345
2,100,000	0.61%, 3/15/2024[1]	2,099,072
3,000,000	Gilead Sciences, Inc. 0.67% (3-Month USD Libor+52 basis points), 9/29/2023[1,2]	3,002,274
510,000	IQVIA, Inc. 5.00%, 10/15/2026[1,3]	526,575
1,665,000	Royalty Pharma PLC 0.75%, 9/2/2023[3,5]	1,669,679

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	HEALTH CARE (Continued)
$1,665,000	Viatris, Inc. 1.13%, 6/22/2022[3]	$1,676,821
		16,013,837

	INDUSTRIALS — 3.6%
913,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. 4.12%, 8/15/2026[1,3,5]	942,673
2,205,000	BAE Systems PLC 4.75%, 10/11/2021[3,5]	2,230,388
	Boeing Co.
1,500,000	4.51%, 5/1/2023[1]	1,598,982
3,000,000	1.43%, 2/4/2024[1]	3,009,978
	Caterpillar Financial Services Corp.
2,000,000	0.37% (3-Month USD Libor+20 basis points), 11/12/2021[2]	2,001,546
2,000,000	0.27% (SOFR Rate+25 basis points), 5/17/2024[2]	2,001,866
	Penske Truck Leasing Co. Lp / PTL Finance Corp.
3,000,000	4.12%, 8/1/2023[1,3]	3,200,421
1,500,000	2.70%, 11/1/2024[1,3]	1,577,571
2,460,000	Siemens Financieringsmaatschappij N.V. 0.48% (SOFR Rate+43 basis points), 3/11/2024[2,3,5]	2,476,329
255,000	Spirit AeroSystems, Inc. 5.50%, 1/15/2025[1,3]	270,938
		19,310,692

	MATERIALS — 1.6%
425,000	Freeport-McMoRan, Inc. 3.88%, 3/15/2023[1]	443,130
1,665,000	Glencore Funding LLC 4.12%, 3/12/2024[1,3]	1,795,068
598,000	INEOS Quattro Finance 2 Plc 3.38%, 1/15/2026[1,3,5]	605,912
787,000	Ingevity Corp. 4.50%, 2/1/2026[1,3]	800,875
	International Flavors & Fragrances, Inc.
925,000	0.70%, 9/15/2022[3]	925,512
1,000,000	3.20%, 5/1/2023[1]	1,040,763
3,000,000	LYB International Finance III LLC 1.14% (3-Month USD Libor+100 basis points), 10/1/2023[1,2]	3,004,740
		8,616,000

	TECHNOLOGY — 1.8%
	Hewlett Packard Enterprise Co.
1,000,000	4.45%, 10/2/2023[1]	1,081,314
1,500,000	1.45%, 4/1/2024[1]	1,524,972
306,000	Open Text Corp. 5.87%, 6/1/2026[1,3,5]	316,780

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Principal Amount		Value
	CORPORATE BONDS (Continued)
	TECHNOLOGY (Continued)
$2,000,000	Oracle Corp. 2.40%, 9/15/2023[1]	$2,073,532
594,000	PTC, Inc. 3.63%, 2/15/2025[1,3]	611,820
500,000	Seagate HDD Cayman 4.88%, 3/1/2024[1,5]	540,278
400,000	Sensata Technologies B.V. 4.87%, 10/15/2023[3,5]	428,805
3,000,000	Skyworks Solutions, Inc. 0.90%, 6/1/2023[1]	3,008,760
		9,586,261

	UTILITIES — 2.8%
1,750,000	Atmos Energy Corp. 0.50% (3-Month USD Libor+38 basis points), 3/9/2023[1,2]	1,750,231
371,000	Calpine Corp. 5.25%, 6/1/2026[1,3]	381,666
4,000,000	Dominion Energy, Inc. 0.65% (3-Month USD Libor+53 basis points), 9/15/2023[1,2]	4,001,560
	Florida Power & Light Co.
3,800,000	0.27% (SOFR Rate+25 basis points), 5/10/2023[1,2]	3,797,838
1,800,000	0.56% (3-Month USD Libor+38 basis points), 7/28/2023[1,2]	1,800,132
	PPL Electric Utilities Corp.
1,875,000	0.40% (3-Month USD Libor+25 basis points), 9/28/2023[1,2]	1,875,598
1,055,000	0.38% (SOFR Rate+33 basis points), 6/24/2024[1,2]	1,055,327
		14,662,352
	TOTAL CORPORATE BONDS
	(Cost $271,339,335)	273,381,032

	MUNICIPAL BONDS — 0.9%
1,685,000	City of Houston TX Airport System Revenue 1.05%, 7/1/2023	1,702,677
	City of Riverside CA
300,000	1.75%, 6/1/2022	303,669
500,000	1.90%, 6/1/2023	511,921
1,500,000	County of San Bernardino CA 6.02%, 8/1/2023	1,598,893
585,000	State of Connecticut 3.00%, 7/1/2021	585,000
	TOTAL MUNICIPAL BONDS
	(Cost $4,675,276)	4,702,160

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2021

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 12.6%
67,299,257	Federated Treasury Obligations Fund - Institutional Class 0.01%[12]	$67,299,257
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $67,299,257)	67,299,257
	TOTAL INVESTMENTS — 101.0%
	(Cost $535,203,521)	537,679,048
	Liabilities in Excess of Other Assets — (1.0)%	(5,335,949)
	TOTAL NET ASSETS — 100.0%	$532,343,099

LLC – Limited Liability Company

LP – Limited Partnership

ULC – Unlimited Liability Corporation

IO – Interest Only

PLC – Public Limited Company

*	Non-income producing security.
[1]	Callable.
[2]	Floating rate security.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $211,807,228, which represents 39.8% of total net assets of the Fund.
[4]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rank. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
[5]	Foreign security denominated in U.S. Dollars.
[6]	All or a portion of the loan is unfunded.
[7]	Denotes investments purchased on a when-issued or delayed delivery basis.
[8]	Variable rate security. Rate shown is the rate in effect as of June 30, 2021.
[9]	Step rate security.
[10]	Interest-only security.
[11]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.0% of Net Assets. The total value of these securities is $66,489.
[12]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
SUMMARY OF INVESTMENTS
As of June 30, 2021

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financials	27.2%
Industrials	3.6%
Consumer Discretionary	3.6%
Energy	3.5%
Health Care	3.0%
Utilities	2.8%
Communications	2.7%
Technology	1.8%
Materials	1.6%
Consumer Staples	1.6%
Total Corporate Bonds	51.4%
Asset-Backed Securities	15.6%
Commercial Mortgage-Backed Securities	8.3%
Bank Loans	7.7%
Collateralized Mortgage Obligations	4.5%
Municipal Bonds	0.9%
Short-Term Investments	12.6%
Total Investments	101.0%
Liabilities in Excess of Other Assets	(1.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2021

Assets:
Investments, at value (cost $535,203,521)	$537,679,048
Cash	16,447
Receivables:
Investment securities sold	651
Fund shares sold	5,650,280
Dividends and interest	1,519,906
Prepaid expenses	38,056
Total assets	544,904,388
Liabilities:
Payables:
Investment securities purchased	9,797,409
Fund shares redeemed	2,308,506
Advisory fees	170,978
Shareholder servicing fees (Note 7)	33,877
Distribution fees - Class A & C (Note 8)	29,731
Fund accounting and administration fees	83,747
Transfer agent fees and expenses	26,559
Custody fees	29,848
Auditing fees	23,572
Trustees' deferred compensation (Note 3)	7,528
Chief Compliance Officer fees	3,651
Trustees' fees and expenses	457
Accrued other expenses	45,426
Total liabilities	12,561,289
Net Assets	$532,343,099
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$530,724,107
Total distributable earnings	1,618,992
Net Assets	$532,343,099
Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$126,051,386
Number of shares issued and outstanding	12,483,322
Net asset value per share[1]	$10.10
Maximum sales charge (2.50% of offering price)[2]	0.26
Maximum offering price to public	$10.36
Class C Shares:
Net assets applicable to shares outstanding	$5,874,677
Number of shares issued and outstanding	582,963
Net asset value per share[3]	$10.08
Class I Shares:
Net assets applicable to shares outstanding	$400,417,036
Number of shares issued and outstanding	39,592,420
Net asset value per share	$10.11

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed to the extent a finder's fee was paid on certain redemptions of such shares within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $100,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2021

Investment income:
Interest	$7,282,034
Total investment income	7,282,034
Expenses:
Advisory fees	1,553,849
Shareholder servicing fees (Note 7)	249,915
Distribution fees - Class A (Note 8)	190,668
Distribution fees - Class C (Note 8)	64,253
Fund accounting and administration fees	293,030
Transfer agent fees and expenses	71,414
Custody fees	49,616
Registration fees	79,094
Miscellaneous	28,376
Shareholder reporting fees	26,483
Auditing fees	23,572
Legal fees	18,271
Trustees' fees and expenses	13,884
Chief Compliance Officer fees	13,455
Insurance fees	2,954
Total expenses	2,678,834
Advisory fees waived	(11,359)
Net expenses	2,667,475
Net investment income	4,614,559
Realized and Unrealized Gain:
Net realized gain on:
Investments	242,286
Net realized gain	242,286
Net change in unrealized appreciation/depreciation on:
Investments	3,901,972
Net change in unrealized appreciation/depreciation	3,901,972
Net realized and unrealized gain	4,144,258
Net Increase in Net Assets from Operations	$8,758,817

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$4,614,559	$6,803,742
Net realized gain (loss) on investments	242,286	(1,232,793)
Net change in unrealized appreciation/depreciation on investments	3,901,972	(3,236,420)
Net increase in net assets resulting from operations	8,758,817	2,334,529
Distributions to Shareholders:
Distributions:
Class A	(687,306)	(822,605)
Class C	(17,282)	(107,843)
Class I	(3,950,729)	(6,011,847)
Total distributions to shareholders	(4,655,317)	(6,942,295)
Capital Transactions:
Net proceeds from shares sold:
Class A	130,783,211	36,232,095
Class C	627,104	3,224,670
Class I	295,190,167	248,754,199
Reinvestment of distributions:
Class A	660,503	656,191
Class C	16,442	102,620
Class I	3,882,692	5,926,302
Cost of shares redeemed:
Class A1	(36,937,944)	(33,167,707)
Class C2	(1,994,985)	(2,723,268)
Class I3	(167,142,416)	(176,038,020)
Net increase in net assets from capital transactions	225,084,774	82,967,082
Total increase in net assets	229,188,274	78,359,316
Net Assets:
Beginning of period	303,154,825	224,795,509
End of period	$532,343,099	$303,154,825
Capital Share Transactions:
Shares sold:
Class A	12,970,862	3,610,711
Class C	62,370	322,284
Class I	29,243,301	24,804,814
Shares reinvested:
Class A	65,580	65,779
Class C	1,639	10,311
Class I	385,258	593,726
Shares redeemed:
Class A	(3,662,077)	(3,345,759)
Class C	(198,426)	(276,750)
Class I	(16,555,476)	(17,781,033)
Net increase in capital share transactions	22,313,031	8,004,083

[1]	Net of redemption fee proceeds of $3,470 and $4,431, respectively.
[2]	Net of redemption fee proceeds of $0 and $22, respectively.
[3]	Net of redemption fee proceeds of $2,725 and $3,223, respectively.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.98	$10.05	$9.93	$10.00	$9.92
Income from Investment Operations:
Net investment income[1]	0.09	0.21	0.27	0.19	0.19
Net realized and unrealized gain (loss)	0.13	(0.06)	0.11	(0.08)	0.09
Total from investment operations	0.22	0.15	0.38	0.11	0.28

Less Distributions:
From net investment income	(0.10)	(0.22)	(0.26)	(0.18)	(0.20)
Total distributions	(0.10)	(0.22)	(0.26)	(0.18)	(0.20)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$10.10	$9.98	$10.05	$9.93	$10.00

Total return[3]	2.24%	1.53%	3.89%	1.09%	2.89%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$126,051	$31,019	$27,920	$20,500	$14,234
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.84%	0.88%	0.99%	1.18%	1.38%
After fees waived and expenses absorbed	0.84%	0.84%	0.84%	0.80%	0.52%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.94%	2.07%	2.53%	1.55%	1.04%
After fees waived and expenses absorbed	0.94%	2.11%	2.68%	1.93%	1.90%
Portfolio turnover rate	38%	56%	33%	37%	65%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 2.50% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed to the extent a finder's fee was paid on certain redemptions of Class A shares made within 18 months of the date of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.96	$10.03	$9.91	$9.98	$9.90
Income from Investment Operations:
Net investment income[1]	0.02	0.14	0.19	0.12	0.11
Net realized and unrealized gain (loss)	0.13	(0.06)	0.11	(0.08)	0.10
Total from investment operations	0.15	0.08	0.30	0.04	0.21

Less Distributions:
From net investment income	(0.03)	(0.15)	(0.18)	(0.11)	(0.13)
Total distributions	(0.03)	(0.15)	(0.18)	(0.11)	(0.13)

Redemption fee proceeds[1]	-	- [2]	- [2]	-	- [2]

Net asset value, end of period	$10.08	$9.96	$10.03	$9.91	$9.98

Total return[3]	1.47%	0.78%	3.12%	0.38%	2.15%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,875	$7,143	$6,634	$7,732	$3,198
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.59%	1.63%	1.74%	1.93%	2.13%
After fees waived and expenses absorbed	1.59%	1.59%	1.59%	1.55%	1.27%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.19%	1.32%	1.78%	0.80%	0.29%
After fees waived and expenses absorbed	0.19%	1.36%	1.93%	1.18%	1.15%
Portfolio turnover rate	38%	56%	33%	37%	65%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.99	$10.06	$9.95	$10.01	$9.93
Income from Investment Operations:
Net investment income[1]	0.12	0.24	0.29	0.22	0.21
Net realized and unrealized gain (loss)	0.13	(0.06)	0.10	(0.08)	0.10
Total from investment operations	0.25	0.18	0.39	0.14	0.31

Less Distributions:
From net investment income	(0.13)	(0.25)	(0.28)	(0.20)	(0.23)
Total distributions	(0.13)	(0.25)	(0.28)	(0.20)	(0.23)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$10.11	$9.99	$10.06	$9.95	$10.01

Total return[3]	2.48%	1.78%	4.04%	1.45%	3.12%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$400,417	$264,993	$190,242	$152,854	$74,733
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.59%	0.63%	0.74%	0.93%	1.13%
After fees waived and expenses absorbed	0.59%	0.59%	0.59%	0.55%	0.27%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.19%	2.32%	2.78%	1.80%	1.29%
After fees waived and expenses absorbed	1.19%	2.36%	2.93%	2.18%	2.15%
Portfolio turnover rate	38%	56%	33%	37%	65%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2021

Note 1 – Organization

AAM/HIMCO Short Duration Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to provide current income and long-term total return. The Fund’s inception date was June 30, 2014, but the Fund commenced investment operations on July 1, 2014. The Fund currently offers three classes of shares: Class A, Class C, and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946

“Financial Services — Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, bank loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.

(c) Bank Loans

The Fund may purchase participations in commercial loans (bank loans). Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Fund intend to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended June 30, 2018-2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.38% of the Fund’s average daily net assets. The Advisor has engaged Hartford Investment Management Company (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.84%, 1.59% and 0.59% of the average daily net assets of the Fund's Class A, Class C and Class I Shares, respectively. This agreement is effective until October 31, 2030 and it may be terminated before that date only by the Trust's Board of Trustees.

Prior to January 31, 2018, the Advisor has voluntarily agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.25%, 1.00% and 0.00% on the capital used to seed the Fund's Class A, Class C and Class I Shares, respectively. The Fund’s advisor will not seek reimbursement of the voluntary advisory fees waived and/or other expenses absorbed.

For the year ended June 30, 2021, the Advisor waived a portion of its advisory fees totaling $11,359. The Advisor may recover from the Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratios, including the recovered expenses, fall below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At June 30, 2021, the amount of these potentially recoverable expenses was $434,745. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

2022	$298,455
2023	124,931
2024	11,359
Total	$434,745

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2021, are reported on the Statement of Operations.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2021, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2021, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2021, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$535,203,521

Gross unrealized appreciation	$3,450,436
Gross unrealized depreciation	(974,909)

Net unrealized appreciation	$2,475,527

As of June 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$402,838
Undistributed long-term capital gains	-
Tax accumulated earnings	402,838

Accumulated capital and other losses	(1,251,844)
Unrealized appreciation on investments	2,475,527
Unrealized deferred compensation	(7,529)
Total accumulated earnings	$1,618,992

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

The tax character of the distribution paid during the fiscal years ended June 30, 2021 and June 30, 2020, were as follows:

Distributions paid from:	2021	2020
Ordinary income	$4,655,317	$6,942,295
Net long-term capital gains	-	-
Total distributions paid	$4,655,317	$6,942,295

At June 30, 2021, the Fund had an accumulated capital loss carry forward as follows:

Short-term	$1,251,844
Long-term	-
Total	$1,251,844

The fund utilized $168,009 of its capital loss carryforwards during the year ended June 30th, 2021. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended June 30, 2021 and the year ended June 30, 2020, the Fund received $6,195 and $7,676, respectively, in redemption fees.

Note 6 – Investment Transactions

For the year ended June 30, 2021, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts, options contracts and swap contracts were as follows:

Purchases	Sales
$ 334,128,044	$ 136,534,765

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2021, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the Plan.

For the year ended June 30, 2021, the Fund’s distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2021, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$-	$83,144,004	$-	$83,144,004
Bank Loans	-	40,899,786	-	40,899,786
Collateralized Mortgage Obligations	-	23,895,823	-	23,895,823
Commercial Mortgage-Backed Securities	-	44,290,497	66,489	44,356,986
Corporate Bonds[1]	-	273,381,032	-	273,381,032
Municipal Bonds	-	4,702,160	-	4,702,160
Short-Term Investments	67,299,257	-	-	67,299,257
Total Investments	$67,299,257	$470,313,302	$66,489	$537,679,048

[1]	For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Commercial Mortgage-Backed Securities
Balance as of June 30, 2020	$1,881,234	$73,522
Transfers into Level 3 during the period	-	-
Transfers out of Level 3 during the period	(1,629,477)	-
Total gains or losses for the period
Included in earnings (or changes in net assets)	53,542	23,252
Included in other comprehensive income	-	-
Purchases, sales, and principal paydowns
Net purchases	-	-
Net sales	-	-
Principal paydown	(305,299)	(30,285)
Balance as of June 30, 2021	$-	$66,489
Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$53,542	$23,252

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2021.

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input[1]	Range of Input	Weighted Average of Input	Impact to Valuation from an increase in Input[2]
Commercial Mortgage-Backed Securities	$ 66,489	Market Approach	Broker Quote (not executable)	$3.55 - $6.00	$ 3.76	Increase

[1]	The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
[2]	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 11 – Unfunded Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities. As of June 30, 2021 the total unfunded amount was 0.6% of the Fund’s net assets.

As of June 30, 2021, the Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ (Depreciation)
Bausch Health Cos., Inc.	$540,000	$539,595	$538,280	($1,315)
SkyMiles IP Ltd	300,000	315,000	317,270	$2,270
Alliant Holdings Intermediate LLC	55,000	54,725	55,164	$439
ICON Luxembourg Sarl	252,171	250,910	252,861	$1,951
DT Midstream, Inc.	500,000	497,500	501,473	$3,973
Indigo Merger Sub, Inc.	62,829	62,515	63,000	$485
HCA, Inc.	1,250,000	1,256,250	1,254,531	($1,719)

AAM/HIMCO Short Duration Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

Note 12 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Note 13 - Recently Issued Accounting Pronouncements

In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

Note 14 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the AAM/HIMCO Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the AAM/HIMCO Short Duration Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, agent banks, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 30, 2021

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	4	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	361 Social Infrastructure Fund, a closed-end investment company, and Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	4	361 Social Infrastructure Fund, a closed-end investment company.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustee:
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 20 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund.	4	Investment Managers Series Trust II, a registered investment company (includes 20 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.
Maureen Quill ᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	4	361 Social Infrastructure Fund, a closed-end investment company.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

A	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 53 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AAM/Bahl & Gaynor Income Growth Fund, AAM/Insight Select Income Fund, and AAM/Phocas Real Estate Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At a meeting held on March 10-11, 2021, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Hartford Investment Management Company (the “Sub-Advisor”), with respect to the AAM/HIMCO Short Duration Fund series of the Trust (the “Fund”) for additional one-year terms from when they otherwise would expire. The Advisory Agreement and the Sub-Advisory Agreement are referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders. The Board acknowledged that in accordance with exemptive relief granted by the U.S. Securities and Exchange Commission, due to unforeseen emergency circumstances related to the COVID-19 pandemic, the meeting was being held by videoconference, and that as required by the relief, the Board would ratify the renewal of the Fund Advisory Agreements at its next in-person meeting.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index and a group of comparable funds (the “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s Short-Term Bond fund universe (the “Fund Universe”) for the one-, three-, and five-year periods ended December 31, 2020; reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreement, respectively. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisors Asset Management, Inc.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the Fund’s annualized total return for the five-year period was above the Peer Group and Fund Universe median returns and the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index return. For the three-year period, the Fund’s annualized total return was below the Bloomberg Barclays Index return and the Peer Group and Fund Universe median returns by 0.20%, 0.35%, and 0.48%, respectively. The Fund’s total return for the one-year period was below the Bloomberg Barclays Index return by 1.18%, the Peer Group median return by 1.25%, and the Fund Universe median return by 1.77%. The Trustees considered the Investment Advisor’s assertion that the market shock experienced in the first quarter of 2020 due to the COVID-19 pandemic, and the breakdown of oil negotiations between Russia and Saudia Arabia, caused credit spreads to widen and reduced valuations and liquidity, which negatively impacted the Fund. The Trustees also considered the Investment Advisor’s observation that the fall in interest rates in the first quarter of 2020 caused the Fund’s shorter duration position to underperform relative to the Bloomberg Barclays Index, but that as the market stabilized the Fund outperformed the Bloomberg Barclays Index in the third and fourth quarters of 2020.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisor, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees the Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisor, monitoring the Fund’s compliance with its investment policies, and providing general administrative services related to the Investment Advisor’s overall supervision of the Fund; and that the Sub-Advisor’s responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was slightly higher than the Fund Universe median by 0.03%, and was higher than the Peer Group median by 0.08%. The Trustees considered the Investment Advisor’s belief that the Fund warrants a higher advisory fee than the Peer Group funds generally because the Fund utilizes more diversified investments than many of the funds in the Peer Group, including asset-backed securities, mortgage-backed securities, collateralized loan obligations, and bank loans, which adds additional value and requires more work and resources. The Trustees noted that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Fund Universe and Peer Group medians by 0.12% and 0.17%, respectively. The Trustees noted, however, that the average net assets of the Fund’s class considered by Broadridge were significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes. The Trustees also considered the Investment Advisor’s observation that some of the funds in the Peer Group are part of larger fund complexes and therefore could have lower expenses or support lower expense caps.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended December 31, 2020, noting that the Investment Advisor had waived a portion of its advisory fee for the Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, other than the receipt of its investment advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although there were no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Hartford Investment Management Company

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by the Sub-Advisor to the Fund. In doing so, the Board considered the Sub-Advisor’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by the Sub-Advisor to the Fund were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by the Sub-Advisor with respect to the Fund and noted that for as long as the Investment Advisor has agreed to waive investment advisory fees payable to it by the Fund and/or absorb expenses pursuant to an operating expense limitation agreement, the Sub-Advisor has agreed to contribute to such waiver and/or reimbursement. The Trustees considered that the sub-advisory fee charged by the Sub-Advisor with respect to the Fund was lower than the Sub-Advisor’s standard fee schedule for institutional client accounts managed using its short duration strategy up to the $75 million asset level, but higher than its standard fee schedule above that level. The Board noted, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Sub-Advisor’s institutional clients. The Board observed that the Investment Advisor pays the Sub-Advisor’s sub-advisory fee out of the Investment Advisor’s advisory fee.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Sub-Advisor under the Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Sub-Advisor provides to the Fund.

Benefits to the Sub-Advisor

The Board considered the benefits received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Fund Advisory Agreements was in the best interests of the Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement.

AAM/HIMCO Short Duration Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on March 10-11, 2021 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the AAM/HIMCO Short Duration Fund series of the Trust (the “Fund”) pursuant to the Liquidity Rule. The Board has appointed Advisors Asset Management, Inc., the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from July 1, 2020, through December 31, 2020 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

•	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments;
•	An overview of market liquidity for the Fund during the Program Reporting Period;
•	The Fund’s ability to meet redemption requests;
•	The Fund’s cash management;
•	The Fund’s borrowing activity, if any, in order to meet redemption requests;
•	The Fund’s compliance with the 15% limit of illiquid investments; and
•	The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as "highly liquid investments," and therefore the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

AAM/HIMCO Short Duration Fund
EXPENSE EXAMPLE
For the Six Months Ended June 30, 2021 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/21	6/30/21	1/1/21–6/30/21
Class A	Actual Performance	$1,000.00	$1,004.60	$4.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.63	4.21
Class C	Actual Performance	1,000.00	1,000.40	7.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.91	7.95
Class I	Actual Performance	1,000.00	1,004.50	2.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.87	2.96

*	Expenses are equal to the Fund's annualized expense ratio of 0.84%, 1.59% and 0.59% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect the expense waiver. Assumes all dividends and distributions were reinvested.

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AAM/HIMCO Short Duration Fund

A series of Investment Managers Series Trust

Investment Advisor

Advisors Asset Management, Inc.

18925 Base Camp Road, Suite 203

Monument, Colorado 80132

Sub-Advisor

Hartford Investment Management Company

One Hartford Plaza

Hartford, Connecticut 06155

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/HIMCO Short Duration Fund - Class A	ASDAX	46141P 248
AAM/HIMCO Short Duration Fund - Class C	ASDCX	46141P 230
AAM/HIMCO Short Duration Fund - Class I	ASDIX	46141P 222

Privacy Principles of the AAM /HIMCO Short Duration Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/HIMCO Short Duration Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/HIMCO Short Duration Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2021	FYE 06/30/2020
Audit Fees	$ 20,700	$ 20,300
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2021	FYE 06/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 06/30/2021	FYE 06/30/2020
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/08/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/08/2021

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/08/2021